Offerings - Offering: 1	Dec. 01, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 30,740,396.7
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,245.25
Offering Note

(1)
Calculated solely for purposes of determining the amount of the filing fee. Transaction Valuation is based upon the offer to purchase up to 1,517,295 common shares of beneficial interest, par value $0.01 per share, of Kennedy Lewis Capital Company (the “Company”), at a price equal to $20.26 which represents the Company’s net asset value per Class I Share as of September 30, 2025, and is used for purposes of calculating the estimated aggregate maximum purchase price for shares.

The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026, equals $138.10 per million dollars of the value of the transaction.